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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) FEBRUARY 1, 2005


                              DATAWATCH CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

          000-19960                                      02-0405716
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  (Commission File Number)                     (IRS Employer Identification No.)


                          175 CABOT STREET, SUITE 503
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                           LOWELL, MASSACHUSETTS 01854
               (Address of Principal Executive Offices)(Zip Code)

                                 (978) 441-2200
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              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On February 1, 2005, Datawatch Corporation (the "Company") entered into a Management Transition Agreement with Alan MacDougall in connection with Mr. MacDougall's resignation as Senior Vice President of Finance, Chief Financial Officer, Treasurer and Assistant Secretary on January 10, 2005. The Management Transition Agreement provides for Mr. MacDougall to continue as an employee of the Company through July 31, 2005 to aid in the transition of the newly-elected Chief Financial Officer, John Hulburt. The Agreement provides for the payment of Mr. MacDougall at the rate of $12,500 per month through March 31, 2005 and $4,327 per month thereafter for the remaining period of his employment. The Company also agreed to pay the employer and employee portion of Mr. MacDougall's COBRA benefits through December 31, 2005. The above salary and benefits will be paid in the event of the termination of Mr. MacDougall's employment by the Company for any reason other than death or disability.

     The Management Termination Agreement appears as an exhibit to this report.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     The Management Termination Agreement described in Item 1.01 of this report provides for the termination of the Severance Agreement dated April 25, 2002 by and between the Company and Mr. MacDougall. The Severance Agreement provided for the payment by the Company to Mr. MacDougall of severance payments equal to six months base salary in the event Mr. MacDougall's employment was terminated by the Company other than for Cause or by Mr. MacDougall for Good Reason, as such terms are defined in the Severance Agreement.

     The Severance Agreement is incorporated by reference as an exhibit to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

          The following Exhibits are filed as part of this report:

     EXHIBIT NO.      DESCRIPTION
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        10.1          Management Transition Agreement dated as of February 1,
                      2005 by and between the Company and Alan MacDougall
        10.2          Severance Agreement dated April 25, 2002 by and between
                      the Company and Alan MacDougall (Previously filed as Exhibit 10.1 to Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 and incorporated herein by reference)

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   DATAWATCH CORPORATION


Date: February 4, 2005
                                   By: /s/ Robert W. Hagger
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                                   Name: Robert W. Hagger
                                   Title: President and Chief Executive Officer